As filed with the Securities and Exchange Commission on March 4, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Richard J. Berthy, Principal Executive Officer

Trudance L.C. Bakke, Principal Financial Officer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 888-468-6473

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – December 31, 2012

Item 1. Reports to Stockholders.

Annual Report

Wintergreen Fund, Inc.

Investor Class (WGRNX)

Institutional Class (WGRIX)

December 31, 2012

www.wintergreenfund.com

1-888-468-6473

Wintergreen Fund, Inc. is an open-end diversified

management investment company that seeks

capital appreciation.

To receive investor materials electronically — see inside cover

For the latest Wintergreen Fund, Inc. news and performance, scan the image on the cover with a “QR Reader” on your smartphone to visit www.wintergreenfund.com

Electronic Delivery

Wintergreen Fund, Inc., encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

1.	Go to www.wintergreenfund.com

2.	Login to your account

3.	Select E-Delivery Consent from the available drop-down options, and

4.	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel the electronic delivery at any time and revert to physical delivery of your materials. Just go to www.wintergreenfund.com, perform the first three steps above, and follow the instructions for canceling electronic delivery. If you have any questions, please contact us at (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2012

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 60 days of purchase are subject to a 2.00% redemption fee. As stated in the current prospectus, the Wintergreen Fund, Inc. (the “Fund”) total annual operating expense ratio for the Investor Class shares is 1.86% and for the Institutional Class is 1.64%. Since inception, certain fees were waived and/or expenses reimbursed; otherwise the Fund’s performance shown would have been lower.

Investor Class

Performance to 12/31/2012	One Year	Five Year	Since Inception 10/17/2005
Cumulative:
Wintergreen Fund, Inc.	7.51%	5.96%	57.86%
S&P 500 Index	16.00%	8.59%	39.73%
Annualized:
Wintergreen Fund, Inc.	7.51%	1.17%	6.54%
S&P 500 Index	16.00%	1.66%	4.75%

Institutional Class

Performance to 12/31/2012	One Year	Since Inception 12/30/2011
Cumulative:
Wintergreen Fund, Inc.	7.72%	7.72%
S&P 500 Index	16.00%	16.00%
Annualized:
Wintergreen Fund, Inc.	7.72%	7.69%
S&P 500 Index	16.00%	15.96%

Converting from Investor Class to Institutional Class Shares

If the current market value of your accounts in the Investor Class is at least $100,000, you may elect to convert the accounts from Investor Class to Institutional Class shares in the Fund on the basis of relative net asset values (“NAV’s”). Converting from Investor Class to Institutional Class shares may not be available at certain financial intermediaries, or there may be additional costs associated with this conversion charged by your financial intermediary. There is no fee for converting accounts held directly with the Fund. Because the NAV per share of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted.

You may convert from Investor Class to Institutional Class shares by calling the Fund at (888) GOTOGREEN (888-468-6473) or your financial intermediary if you don’t have a direct account with the Fund. If the total market value of your Institutional Class shares account declines to less than $100,000 due to a redemption, we may convert your Institutional Class shares into Investor Class shares of the Fund on the basis of relative NAV’s. Although the total dollar value will be the same, a shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares converted. Please see “Shareholder Information” in the Fund’s prospectus. A conversion from Investor Class shares to Institutional Class shares of the Fund or from Institutional Class shares to Investor Class shares of the Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes. Please contact your tax advisor or accountant to discuss your specific situation.

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2012

COMPARISON OF CHANGE IN VALUE OF AN INVESTMENT

The following charts reflect the change in value of a hypothetical investment since inception, including reinvested dividends and distributions, in the Investor Class and Institutional Class of Wintergreen Fund, Inc., compared with a broad-based securities market index. The S&P 500 Index (the “Index”) is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for direct investment. Since inception, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Investor Class — Change in a $10,000 investment

Institutional Class — Change in a $100,000 investment

The performance table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance or for any other questions about the Fund, please call (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2012

Dear Fellow Wintergreen Fund Shareholder,

Since its inception on October 17, 2005, Wintergreen Fund, Inc. Investor Class (the “Investor Class”) has a cumulative performance of 57.86% (not annualized) which compares very favorably to the Standard & Poor’s 500 Composite Index’s (“S&P 500”) cumulative return of 39.73% (not annualized). A hypothetical investment of $10,000 in the Investor Class on October 17, 2005 through December 31, 2012 would be worth $15,786 compared to a value of $13,973 for a similar investment in the S&P 500. The Investor Class performance for 2012 was 7.51%, underperforming the S&P 500 which returned 16.00%. Wintergreen Fund, Inc.’s (the “Fund”) performance in 2012 was due, in part, to strong returns from holdings in Jardine Matheson Holdings Ltd., Swatch Group AG, and Compagnie Financiere Richemont SA. Securities that underperformed during 2012 included holdings in Canadian Natural Resources Ltd., Birchcliff Energy Ltd., and Anglo American plc. The Fund also utilized forward currency contracts which had a slightly negative impact on performance.

The Fund’s positive performance during 2011 and its underperformance in 2012 are primarily attributable to certain sectors. Banks, Technology, Telecom, and Healthcare are among the sectors that fell the most in 2011 and then rallied the most in 2012, particularly during the first quarter. Wintergreen continues to believe that the best long-term opportunities lie outside of these sectors. During periods of time when the Fund’s security selections are out of favor, it is to be expected that performance will be lower. Those are the times when the Fund accumulates what it believes are quality holdings that are temporarily out of step with the broader market. We believe these investments should benefit long-term shareholders as the true value of these holdings is realized by the markets.

Our investment analysis always includes the quality of management as a critical factor in determining the attractiveness of an investment. On occasion, the core of the company is the personification of its leader and is evidenced by the vision, courage, hard work, dedication, and common sense of that person, partnership, or family. Within our Wintergreen portfolio, we have many examples of excellent leaders.

If opportunity doesn’t knock, build a door.

Milton Berle

An example of an individual leader with great vision was Lim Goh Tong, who in 1965 saw a need for a mountaintop resort where the residents of up-and-coming Kuala Lumpur could escape from Malaysia’s oppressive heat. With a dream for a world class resort in his head, but faced with a 6,000 foot jungle covered mountain in the Malaysian countryside, Lim Goh Tong saw opportunity where others saw only obstacles. Over the course of six years, Lim Goh Tong and his family-owned construction company transformed that mountain from wilderness into the Genting Highlands, which today stands as one of the largest and most profitable resorts in the world. Never one to rest on his laurels, Lim continued to expand the Highlands over the decades, adding more hotels, entertainment, and the only casino in Malaysia. In addition to the Highlands, Genting Group currently has an interest in casinos in Singapore, the United Kingdom, the Philippines, and the United States as well as ownership of power plants in China, and oil and gas operations in Southeast Asia.

Although Lim Goh Tong passed away in 2007, his legacy of hard work and never backing down in the face of adversity remains with the company. Having grown up poor in rural China, Lim instilled Genting with a sense of financial conservatism which exists to this day, as witnessed by the several billion dollars of cash and little debt on its balance sheet. Because of the reputation Lim and other Genting managers have built over the decades as

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2012

a reliable and diligent partner, Genting is often cited as one of the premier casino resort operators in the world. From nothing more than a densely forested mountain and a dream, Lim Goh Tong and his heirs have built Genting into a global company which continues to expand and thrive to this day. Thanks in part to the hard work and foresight of Lim Goh Tong over 40 years ago, we believe Genting’s future is as bright as its past.

I am a success today because I had a friend who believed in me and I didn’t have the heart to let him down.

Abraham Lincoln

Perhaps no company is more closely associated with its CEO than Berkshire Hathaway. When people think of Berkshire Hathaway, they think of Warren Buffett, and vice versa. Less well-known but equally important to Berkshire’s long term success is Buffett’s business partner, Charlie Munger. Since Buffett first bought shares in Berkshire in 1962, he and Munger have left an indelible mark on the company and created fortunes for many of its shareholders. Years of shrewd capital allocation amongst shares of public companies and takeovers of entire enterprises turned Berkshire into a compounding machine which currently generates nearly $1 billion per month in free cash flow. Buffett and Munger have recently stated a willingness to purchase Berkshire shares for up to 120% of book value, and have nearly $50 billion in cash at their disposal to back up their words at year-end. With the shares currently trading for approximately 127% of book value and the underlying businesses growing nicely, we believe Berkshire is an example of an asymmetric trade — an opportunity to own a stock where the upside potential should exceed the downside risk.

Warren Buffett’s leadership is viewed by many as the textbook example of good corporate ethics — often chastising companies for excessive pay for executives, steering clear of regulatory problems, and honing his image as an honest and authentic person. This reputation has led to Berkshire being offered many “sweetheart” deals which are not offered to other large investors. When the owners of private companies such as Iscar Metalworking or Marmon Holdings want to sell their company, they often look to Berkshire first because they know Berkshire will provide a strong and permanent home for the company they have painstakingly built. Buffett and Munger have said repeatedly over the years that when Berkshire buys an entire company they will never sell it, and they have remained true to their word. Sometimes finding a good home for their business is more important to sellers than extracting every last dollar from a buyer, and this has led to Berkshire acquiring many high quality companies for reasonable prices. All Berkshire shareholders, Wintergreen Fund included, benefit economically from the reputations that Buffett and Munger have earned over their long careers.

It had long since come to my attention that people of accomplishment rarely sat back and let things happen to them. They went out and happened to things.

Leonardo da Vinci

Schindler is an example of a family whose vision continues to embody the company. When you step into an elevator and see the Schindler name, you have confidence that you will go up or down safely and reliably. Since the founding of the company by Robert Schindler in 1874, the Schindler family has been a leader in elevator and escalator engineering that has kept pace with the soaring human imagination to build higher and higher. Safety, quality, and innovation are the strands of DNA that run through the corporate culture, which has served the company well for close to 140 years. From its humble roots in a workshop in Lucerne, Switzerland, the family has guided Schindler into a global business with over US$9 billion in annual sales.

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2012

While many of the developed markets of the world have already urbanized, there lies ahead decades of building construction in China, India, Brazil, and other emerging countries with massive populations. We believe there is no shortage of growth opportunities for Schindler to supply new elevators and escalators in these markets, and in both mature and developing markets the company should always have a significant source of revenues from service and maintenance of its installed base. When we travel the world searching for investments, we are transported through vast airports on Schindler moving walkways, carried up and down modern high-rise office buildings by Schindler elevators, and ported from floor to floor of gleaming shopping centers by Schindler escalators. Seeing that name always makes us smile.

These are just a few examples of companies with strong leadership that comprise the Fund’s portfolio. We continue to believe that this portfolio is the best that we have ever assembled, and we remain optimistic about the opportunities ahead for many of our companies and our long-term shareholders.

Thank you for your continued investment in Wintergreen Fund.

Sincerely,

David J. Winters, CFA

Portfolio Manager

IMPORTANT INFORMATION

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a complete discussion of the Fund’s risks which include, but are not limited to, the following: possible loss of principal amount invested, stock market risk, interest rate risk, income risk, credit risk, currency risk, and foreign/emerging market risk. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets. Short sale risk is the risk that the Fund will incur an unlimited loss if the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. In light of these risks, the Fund may not be suitable for all investors.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2012, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE (Unaudited)

DECEMBER 31, 2012

% of Net Assets by Country

Sector	% of Net Assets
Consumer Staples	26.7%
Consumer Discretionary	21.1%
Industrials	15.5%
Financials	12.6%
Energy	6.7%
Information Technology	6.5%
Materials	1.6%
Short-Term Investments & Other Assets in Excess of Liabilities	9.3%

Top Ten Holdings
Issuer	% of Net Assets
Jardine Matheson Holdings Ltd.	9.7%
British American Tobacco plc	5.8%
Swatch Group AG, Br	5.7%
Berkshire Hathaway Inc., Class B	5.1%
Compagnie Financiere Richemont SA	5.0%
Schindler Holding AG-PC	4.7%
Franklin Resources Inc.	4.6%
Altria Group Inc.	4.6%
MasterCard Inc., Class A	4.3%
Canadian Natural Resources Ltd.	3.9%

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

	Investor Class							Institutional Class
Per Share Operating Performance	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2012		December 30, 2011^ through December 31, 2011
NET ASSET VALUE, Beginning of Period	$14.09		$14.01	$11.57	$8.73		$14.59	$14.09		$14.09

INVESTMENT OPERATIONS
Net investment income (loss)(a)	0.02		0.02	(0.03)	(0.00	)(b)	(0.03)	0.06		—
Net realized and unrealized gain (loss) on investments, securities sold short, and foreign currency transactions	1.04		0.06 (c)	2.47	2.86		(5.68)	1.03		—

Total from Investment Operations	1.06		0.08	2.44	2.86		(5.71)	1.09		—

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)		—	—	(0.02)		(0.14)	(0.09)		—
Net realized gain	—		—	—	—		(0.02)	—		—

Total Distributions to Shareholders	(0.05)		—	—	(0.02)		(0.16)	(0.09)		—

Redemption fees(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.01	0.00	(b)	—

NET ASSET VALUE, End of Period	$15.10		$14.09	$14.01	$11.57		$8.73	$15.09		$14.09

TOTAL RETURN	7.51%		0.57%	21.09%	32.78%		-39.05%	7.72%		—%
RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$1,274,139		$1,496,795	$1,435,107	$1,031,437		$941,658	$340,462		$100
Ratios to Average Net Assets:
Net investment income (loss)	0.17%		0.13%	(0.22)%	(0.03)%		(0.26)%	0.41%		—%

Expenses, excluding borrowing and dividend expense	1.89%		1.86%	1.89%	1.94%		1.86%	1.64%		—%
Borrowing expense	0.00	%(d)	—%	—%	—%		—%	0.00	%(d)	—%
Dividend expense	—%		—%	—%	—%		0.29%	—%		—%

Total Expenses	1.89%		1.86%	1.89%	1.94%		2.15%	1.64%		—%

PORTFOLIO TURNOVER RATE	14%		15%	12%	11%		57%	14%		—%

^	The Institutional Class inception date is December 30, 2011.
(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

DECEMBER 31, 2012

Industry

Security Description	Country	Shares	Cost	Fair Value

Common Stocks — 90.7%

Beverages — 3.3%
The Coca-Cola Company	United States	1,459,377	$45,036,213	$52,902,416

Capital Markets — 4.6%
Franklin Resources Inc.	United States	589,352	55,769,490	74,081,546

Diversified Financial Services — 0.5%
BM&F Bovespa SA	Brazil	1,099,061	7,614,524	7,514,947

Food Products — 3.5%
Nestlé SA	Switzerland	857,976	34,589,299	55,907,035

Hotels, Restaurants & Leisure — 8.8%
Genting Bhd	Malaysia	5,619,312	12,993,027	16,905,713
Genting Malaysia Bhd	Malaysia	36,960,780	44,474,237	42,907,381
Genting Singapore plc	Singapore	44,336,109	47,941,917	50,268,520
McDonald’s Corp.	United States	104,334	5,851,162	9,203,302
SJM Holdings Ltd.	Hong Kong	5,903,564	13,656,752	13,710,000
Wynn Macau Ltd.(a)	Macau	3,522,003	9,237,219	9,519,725

			134,154,314	142,514,641

Industrial Conglomerates — 10.2%
Jardine Matheson Holdings Ltd.	Hong Kong	2,522,195	57,627,944	156,376,090
Orkla ASA	Norway	1,040,454	8,185,127	9,079,577

			65,813,071	165,455,667

Insurance — 5.1%
Berkshire Hathaway Inc., Class B(a)(b)	United States	927,184	70,899,572	83,168,406

Internet Software & Services — 1.3%
Google Inc., Class A(a)	United States	30,094	16,460,522	21,347,781

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2012

Industry

Security Description	Country	Shares	Cost	Fair Value

IT Services — 5.2%
Cielo SA	Brazil	519,142	$12,787,362	$14,449,769
MasterCard Inc., Class A	United States	141,201	38,151,979	69,369,227

			50,939,341	83,818,996

Machinery — 4.7%
Schindler Holding AG-PC	Switzerland	522,668	33,151,660	75,430,138

Metals & Mining — 1.6%
Anglo American plc	United Kingdom	523,078	22,728,692	16,093,662
Glencore International plc	Switzerland	1,204,163	7,853,296	6,871,822
Witwatersrand Consolidated Gold Resources Ltd.(a)	South Africa	872,691	15,233,090	2,161,782

			45,815,078	25,127,266

Oil, Gas & Consumable Fuels — 6.6%
Birchcliff Energy Ltd.(a)	Canada	5,905,042	48,514,127	44,286,331
Canadian Natural Resources Ltd.	Canada	2,187,536	72,388,864	62,984,851

			120,902,991	107,271,182

Real Estate Management & Development — 2.4%
Consolidated-Tomoka Land Co.(c)	United States	1,232,334	54,951,483	38,214,677

Road & Rail — 0.6%
Norfolk Southern Corp.	United States	159,828	10,271,549	9,883,764

Textiles, Apparel & Luxury Goods — 12.3%
Compagnie Financiere Richemont SA	Switzerland	1,038,288	39,704,782	81,051,510
Swatch Group AG, Br	Switzerland	184,025	49,220,292	92,792,138
Swatch Group AG, Reg	Switzerland	288,249	24,337,394	24,817,809

			113,262,468	198,661,457

Tobacco — 20.0%
Altria Group Inc.	United States	2,338,974	67,926,106	73,490,563
British American Tobacco plc	United Kingdom	1,834,526	56,445,117	93,009,237

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2012

Industry

Security Description	Country	Shares	Cost	Fair Value

Tobacco (continued)
Imperial Tobacco Group plc	United Kingdom	1,294,995	$47,841,159	$49,919,965
Philip Morris International Inc.	United States	710,389	38,761,329	59,416,936
Reynolds American Inc.	United States	1,127,414	36,893,653	46,708,762

			247,867,364	322,545,463

Total Common Stocks			1,107,498,939	1,463,845,382

Short-Term Investments — 8.8%

U.S. Treasury Obligations — 8.8%		Principal
United States Treasury Bills	United States
Maturity Date: 05/02/2013, Yield to Maturity 0.17%		$1,890,000	1,888,921	1,889,480
Maturity Date: 05/30/2013, Yield to Maturity 0.17%		8,175,000	8,169,186	8,171,640
Maturity Date: 06/27/2013, Yield to Maturity 0.18%		9,170,000	9,161,886	9,165,186
Maturity Date: 07/25/2013, Yield to Maturity 0.16%(b)		48,120,000	48,074,951	48,086,605
Maturity Date: 08/22/2013, Yield to Maturity 0.16%		13,440,000	13,426,183	13,429,181
Maturity Date: 09/19/2013, Yield to Maturity 0.16%		6,840,000	6,832,059	6,833,830
Maturity Date: 10/17/2013, Yield to Maturity 0.17%		18,885,000	18,859,297	18,865,378
Maturity Date: 11/14/2013, Yield to Maturity 0.16%		33,424,000	33,376,814	33,382,989

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2012

Industry

Security Description	Country	Principal	Cost		Fair Value

U.S. Treasury Obligations (continued)

United States Treasury Bills (continued)	United States
Maturity Date: 12/12/2013, Yield to Maturity 0.14%		$2,355,000	$2,351,761		$2,351,854

Total U.S. Treasury Obligations			142,141,058		142,176,143

Total Short-Term Investments			142,141,058		142,176,143

Total Investments — 99.5%			$1,249,639,997	*	$1,606,021,525

Other Assets in Excess of Liabilities — 0.5%					8,579,338

Net Assets — 100.0%					$1,614,600,863

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security was segregated as collateral for forward currency contracts.
(c)	Affiliated Issuer. See Note 5.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC and is unaudited.

Selected Abbreviations

Br	Bearer
PC	Participation Certificate
Reg	Registered

*	Cost for Federal income tax purposes is $1,249,639,997 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$419,940,922
Gross Unrealized Depreciation	(63,559,394)

Net Unrealized Appreciation	$356,381,528

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2012

FORWARD CURRENCY CONTRACTS

As of December 31, 2012, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)

To sell:
12,100,000 CAD	3/11/2013	CITI	$11,643,684	$12,146,460	$(502,776)
39,000,000 CAD	4/22/2013	SVEN	38,464,573	39,111,158	(646,585)
10,850,000 CAD	7/30/2013	SVEN	10,797,524	10,853,540	(56,016)
To buy:
9,100,000 CAD	3/11/2013	CITI	(9,195,170)	(9,134,941)	(60,229)

Net Value of CAD Contracts			51,710,611	52,976,217	(1,265,606)

To sell:
69,000,000 CHF	2/4/2013	SVEN	75,890,893	75,492,617	398,276
64,000,000 CHF	7/30/2013	CITI	68,672,476	70,265,488	(1,593,012)
19,000,000 CHF	9/24/2013	SVEN	20,908,761	20,886,320	22,441

Net Value of CHF Contracts			165,472,130	166,644,425	(1,172,295)

To sell:
36,000,000 GBP	3/11/2013	CITI	55,529,280	58,467,502	(2,938,222)
30,000,000 GBP	6/19/2013	CITI	48,624,300	48,704,725	(80,425)
To buy:
14,950,000 GBP	3/11/2013	CITI	(24,130,600)	(24,280,254)	149,654

Net Value of GBP Contracts			80,022,980	82,891,973	(2,868,993)

To sell:
20,300,000 NOK	7/11/2013	SVEN	3,516,830	3,626,492	(109,662)
4,900,000 NOK	9/24/2013	SVEN	870,585	872,621	(2,036)

Net Value of NOK Contracts			4,387,415	4,499,113	(111,698)

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

DECEMBER 31, 2012

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)

To sell:
27,400,000 SGD	7/30/2013	SVEN	$22,402,428	$22,432,165	$(29,737)
3,000,000 SGD	9/24/2013	SVEN	2,460,884	2,456,310	4,574

Net Value of SGD Contracts			24,863,312	24,888,475	(25,163)

Net Value of Outstanding Forward Currency Contracts			$326,456,448	$331,900,203	$(5,443,755)

Currencies:
CAD	= Canadian Dollar
CHF	= Swiss Franc
GBP	= British Pound
NOK	= Norwegian Krone

SGD = Singapore Dollar

USD = U.S. Dollars

Counterparties:
CITI	= Citibank NA
SVEN	= Svenska Handelsbanken

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $1,194,688,514)	$1,567,806,848
Affiliated issuers (Cost $54,951,483)	38,214,677

Investments in securities, at fair value (Cost $1,249,639,997)		1,606,021,525
Cash		1,662
Unrealized gain on forward currency contracts		574,945
Receivables:
Fund shares sold		15,712,129
Interest and dividends		4,569,879
Investment securities sold		6,153,232
Prepaid expenses		133,931

TOTAL ASSETS		1,633,167,303

LIABILITIES
Unrealized loss on forward currency contracts		6,018,700
Payables:
Fund shares redeemed		5,930,651
Investment securities purchased		3,244,046
Dividend withholding tax		33,893
Accrued Liabilities:
Investment advisory fees		2,060,405
Distribution fees		891,211
Compliance services fees		17,076
Directors’ fees and expenses		16,184
Other expenses		354,274

TOTAL LIABILITIES		18,566,440

NET ASSETS		$1,614,600,863

COMPONENTS OF NET ASSETS
Paid-in capital		1,548,358,835
Undistributed net investment income		1,937,170
Net realized loss on investments, securities sold short, foreign currency transactions and forward currency contracts		(286,661,419)
Net unrealized appreciation (depreciation) on:
Investments		356,381,528
Foreign currency translations and forward currency contracts		(5,415,251)

NET ASSETS		$1,614,600,863

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE INVESTOR CLASS
Based on net assets of $1,274,138,757 and 84,397,201 shares outstanding (500,000,000 shares authorized)		$15.10

INSTITUTIONAL CLASS
Based on net assets of $340,462,106 and 22,560,319 shares outstanding (500,000,000 shares authorized)		$15.09

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

INVESTMENT INCOME
Dividends income (Net of foreign withholding tax of $2,355,843)	$32,578,511
Interest income	274,698
Dividend income from affiliated issuer	40,187

Total Investment Income	32,893,396

EXPENSES
Investment advisory fees	24,020,596
Distribution fees — Investor Class	3,291,477
Transfer agency fees	530,593
Administrator fees	420,257
Custodian fees	217,636
Compliance services fees	204,857
Directors’ fees and expenses	189,950
Professional fees	166,938
Accounting fees	158,295
Borrowing expense on securities sold short	813
Miscellaneous expenses	377,304

Total Expenses	29,578,716

NET INVESTMENT INCOME	3,314,680

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Foreign currency transactions and forward currency contracts	7,386,055
Unaffiliated investments	12,938,120
Securities sold short	(346,816)

Net Realized Gain	19,977,359

Net Increase (Decrease) in Unrealized Appreciation/Depreciation on:
Unaffiliated investments	99,988,655
Affiliated investments	3,712,567
Foreign currency translations and forward currency contracts	(15,999,580)

Net Increase in Unrealized Appreciation	87,701,642

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND FOREIGN CURRENCY TRANSACTIONS	107,679,001

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,993,681

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
OPERATIONS
Net investment income	$3,314,680	$1,846,022
Net realized gain (loss) on investments, securities sold short, foreign currency transactions and forward currency contracts	19,977,359	(60,571,729)
Net change in unrealized appreciation on investments, foreign currency translations and forward currency contracts	87,701,642	58,427,839

Increase (Decrease) in Net Assets Resulting from Operations	110,993,681	(297,868)

DISTRIBUTIONS TO SHAREHOLDERS — INVESTOR CLASS
Net investment income	(4,122,497)	—
DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS
Net investment income	(1,957,173)	—

Total Distributions to Shareholders	(6,079,670)	—

CAPITAL SHARE TRANSACTIONS — INVESTOR CLASS(1)
Proceeds from sales of shares	303,951,736	513,104,703
Proceeds from reinvestment of distributions	3,545,849	—
Cost of redemption of shares	(619,985,912)	(451,257,540)
Redemption fees	140,686	139,077

Net Increase (Decrease) in Net Assets from Capital Share Transactions — Investor Class	(312,347,641)	61,986,240

CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS(1)(2)
Proceeds from sales of shares	366,520,391	100,000
Proceeds from reinvestment of distributions	1,609,727	—
Cost of redemption of shares	(42,992,945)	—
Redemption fees	2,184	—

Net Increase in Net Assets from Capital Share Transactions — Institutional Class	325,139,357	100,000

Total Increase In Net Assets	117,705,727	61,788,372
NET ASSETS
Beginning of Year	1,496,895,136	1,435,106,764

End of Year (includes distributions in excess of/accumulated undistributed net investment income (loss) of $1,937,170 and $(10,935,865), respectively)	$1,614,600,863	$1,496,895,136

SHARE TRANSACTIONS — INVESTOR CLASS(1)
Sale of shares	20,823,168	36,034,999
Reinvestment of distributions	233,280	—
Redemption of shares	(42,875,055)	(32,255,455)

Increase (Decrease) in Shares — Investor Class	(21,818,607)	3,779,544

SHARE TRANSACTIONS — INSTITUTIONAL CLASS(1)(2)
Sale of shares	25,382,438	7,097
Reinvestment of distributions	105,973	—
Redemption of shares	(2,935,189)	—

Increase in Shares — Institutional Class	22,553,222	7,097

(1)

For the fiscal year 2012, exchanges between the Investor and Institutional Classes resulted in 18,292,427 shares and $263,691,701 reported in redemptions for the Investor Class and 18,290,497 shares and $263,691,701 reported in subscriptions for the Institutional Class.

(2)	The inception date of the Institutional Class shares was December 30, 2011.

The accompanying notes are an integral part of these financial statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and the Investor Class inception date was October 17, 2005. The Institutional Class inception date was December 30, 2011. The Institutional Class shares do not have a distribution fee. The Fund is authorized to issue 500,000,000 shares of beneficial interest with $0.001 per share par value of Investor Class shares and 500,000,000 shares of beneficial interest with $0.001 per share par value of Institutional Class shares. The Fund seeks capital appreciation and may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund:

Security Valuation — The Fund calculates the net asset value per share of each class on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE; normally 4:00 pm Eastern Time. Long and short portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued 1) at the last quoted sale price for securities that are traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) or, in the absence of a sale, 2) at the mean of the last bid and ask prices, except for open short positions, which are valued at the last ask price. For securities traded or dealt on more than one exchange, or on one or more exchanges and on the over-the-counter market, quotations from a market in which the security is traded are used. For an option, the last reported sale price on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest asked prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the mean of the current bid and ask prices. Money market instrument investments with less than 60 days to maturity are valued at amortized cost, which approximates fair value.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”), and carried out by the appointed Valuation Committee, when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s Investment Manager (as defined in Note 3); or 3) securities are determined to be illiquid. As of December 31, 2012, the Fund did not hold any illiquid securities or securities valued at fair value by the Valuation Committee.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Various inputs are used in determining the value of the Fund’s investments. The three levels defined by the hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities.

Pursuant to the Fund’s security valuation procedures noted previously, equity securities (foreign or domestic) that are actively traded on a securities exchange are valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Foreign currencies that are actively traded are fair valued based on the unadjusted quoted price from the applicable market, and to the extent valuation adjustments are not applied to these balances, they are categorized as Level 1. Forward currency contracts are fair valued using various inputs and techniques, which include actual trading information, and foreign currency exchange rates. To the extent that these inputs are observable and timely, the fair values of forward currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Investments for which there are no such quotations, or for which quotations do not appear to represent fair value, are valued at fair value using methods determined in good faith by the Fund’s Valuation Committee. These fair valuations may be categorized as Level 2 or Level 3, depending on the valuation inputs.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

The following table summarizes the valuation of the Fund’s assets and liabilities under the fair value hierarchy levels as of December 31, 2012:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,463,845,382	$—	$—	$1,463,845,382
Short-Term Investments	—	142,176,143	—	142,176,143

Total Investments in Securities	$1,463,845,382	$142,176,143	$—	$1,606,021,525

Forward Currency Contracts^	$—	$574,945	$—	$574,945

Liabilities
Forward Currency Contracts^	$—	$(6,018,700)	$—	$(6,018,700)

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.

^	Forward currency contracts are valued at the unrealized appreciation (depreciation) on the instruments.

Common Stocks in the Metals and Mining industry transfers out of Level 2 into Level 1	$2,161,782

The Fund’s policy is to disclose transfers between all levels based on valuations at the end of the reporting period. Due to an increase of market activity, as of December 31, 2012 transfers were made out of Level 2 and into Level 1, compared to the valuation input levels on December 31, 2011. The Fund did not invest in any level 3 securities during the year.

Security Transactions, Investment Income, and Realized Gain/Loss — Security transactions are accounted for on trade date plus one (trade date on calendar quarter end dates). Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the realized gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency transactions in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than that of more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities to the public. These securities are typically purchased under Rule 144A of the Securities Act of 1933. As of December 31, 2012, the Fund did not hold any restricted securities.

Forward Currency Contracts — During the year ended December 31, 2012, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts as measured by the difference between the forward rates at the dates of entry into the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price in the future at the time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Gross income received on the investments in the segregated account is applied to the relevant income account and gross expenses, related to the borrowing expense on securities sold short charged by the broker for entering into the short position, is labeled borrowing expense on securities sold short on the Fund’s Statement of Operations. As of December 31, 2012, the Fund did not have any short positions, however during the year the Fund did invest in securities sold short.

Repurchase Agreements — The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund, through its custodian, receives delivery of the underlying collateral, whose fair value exceeds or equals the repurchase price plus expected transaction costs. In the case of a tri-party agreement, the collateral is held by an agent bank. The Fund’s Investment Manager (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

any such securities held as collateral. During the year ended December 31, 2012, there were no repurchase agreements held by the Fund.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”). These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records distributions on its books on the ex-dividend date. For the year ended December 31, 2012, the Investor Class paid $0.05 per share and the Institutional Class paid $0.09 per share.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its net taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. Tax years 2009-2012 generally remain subject to examination by the Fund’s major tax jurisdictions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2012, the Fund did not incur any interest and penalties.

Contractual Obligations —The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is reflected as paid-in capital on the Fund’s Statement of Asset and Liabilities.

Income and Expense Allocation — Each class of shares for the Fund has identical rights and privileges, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares, except with respect to the Rule 12b-1 distribution fees paid by the Investor Class shares. The Institutional Class shares do not have a distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities,

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual amounts could differ from those estimates.

Note 3. Investment Advisory Fees, Servicing Fees, and Other Fees and Expenses

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) provides administration, portfolio accounting, and transfer agency services to the Fund. USBFS is paid customary fees for its services.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including the Investment Manager, for distribution and shareholder services rendered to the Fund in an amount up to 0.25% of the average daily net assets of the Investor Class shares.

Other Service Providers — Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer, as well as additional compliance support functions. The Principal Executive Officer is a control affiliate and officer of the Distributor. Neither the Distributor, FCS, nor any of their officers or employees who serves as an officer of the Fund, has a role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund. FCS is paid customary fees for its services.

Citibank, N.A. is the custodian of the Fund and is paid customary fees for its services.

Fund Officers and Directors — Certain officers of the Fund may also be directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FCS, and during their terms of office, receive no compensation from the Fund other than the aforementioned customary fees.

The Fund pays each current Board member $40,000 per year. In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings and educational seminars.

Note 4. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $285,463,092 and $192,035,869, respectively, for the year ended December 31, 2012.

Note 5. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being affiliated if it owns five percent or more of a company’s outstanding voting stock.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Investments in affiliated companies of the Fund as of December 31, 2012, are shown below:

Name of issuer	Number of shares held at December 31, 2011	Gross additions	Gross reductions	Number of shares held at December 31, 2012	Fair value at December 31, 2012	Investment income	Realized gain/ loss
Consolidated — Tomoka Land Co.	777,024	455,310	—	1,232,334	$38,214,677	$40,187	$0

Note 6. Disclosures about Derivative Instruments and Hedging Activities

The Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks the Fund may attempt to manage through investing in derivative instruments include, but are not limited to, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Market and Credit Risks — Market risk of derivative financial instruments is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments with the same counterparty. The Fund’s Investment Manager is responsible for determining the value of the underlying collateral. As of December 31, 2012, there was no underlying collateral held by the Fund. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic stability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

Note 7. Forward Currency Contracts

A forward currency contract is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward currency contracts can help manage the risk of changes in currency exchange rates. These contracts are marked-to-market at the applicable translation rates. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager is inaccurate in predicting currency movements. The

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Fund’s Statement of Assets and Liabilities.

The Fund had a monthly average of 11 forward currency contracts open during the period. The Forward Currency Contracts table at the end of the Statement of Investments lists the contracts outstanding as of December 31, 2012.

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Statement of Assets and Liabilities Location	Unrealized Appreciation	Statement of Assets and Liabilities Location	Unrealized Depreciation
Forward Currency Contracts	Unrealized gain on forward currency contracts	$574,945	Unrealized loss on forward currency contracts	$6,018,700

The following is a summary of the location of realized gains and losses and change in unrealized appreciation and depreciation of derivative instruments on the Fund’s Statement of Operations for the year ended December 31, 2012:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Location Of Gain (Loss) On Derivatives Recognized In Income	Net Realized Gain (Loss) On Forward Currency Contracts	Net Increase (Decrease) In Unrealized Appreciation/ Depreciation On Forward Currency Contracts
Forward Currency Contracts	Net realized and unrealized gain(loss) on foreign currency transactions and forward currency contracts	$7,422,032	$(16,087,299)

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 8. Federal Tax Information

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary Income	$6,079,670	$—
Long Term Capital Gain	—	—

Total Distributions Paid	$6,079,670	$—

At December 31, 2012, the components of accumulated appreciation, gains and losses for income tax purposes were as follows:

Unrealized Appreciation	Capital and Other Losses	Total
$356,381,528	$(290,139,500)	$66,242,028

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

At December 31, 2012, the Fund had pre-enactment and post-enactment net capital losses for income tax purposes as shown in the following table:

Expires December 31, 2016	Expires December 31, 2017	Expires December 31, 2018	Unlimited (Short-Term)	Unlimited (Long-Term)
$23,601,951	$185,162,916	$28,701,683	$4,755,343	$44,439,526

At December 31, 2012, the Fund deferred, on a tax basis, post October losses of $3,481,423 of capital. The Fund may distribute non-capital gain income to shareholders resulting in a potential tax event.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, the reclassification for the Fund was:

Accumulated Undistributed Net Investment Income	$15,638,025
Accumulated Net Realized Loss	(7,578,760)
Paid in Capital	(8,059,265)

Note 9. Other Information

On December 31, 2012, one shareholder account held approximately 37% of the outstanding shares of the Investor Class and 26% of the outstanding shares of the Institutional Class. These are both omnibus accounts held on behalf of several thousand underlying shareholders.

Note 10. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

Note 11. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Wintergreen Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Wintergreen Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wintergreen Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 28, 2013

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2012

Approval of the Continuance of the Investment Advisory Agreement

Prior to the meeting of the Directors held on September 10, 2012, the Directors met in an executive session to consider the approval of the continuance of the investment advisory agreement of the Fund (the “Advisory Agreement”). Prior to the meeting, the Directors were provided with materials, including the following: 1) a memorandum from Fund counsel setting out the responsibilities of the Directors in relation to approving the continuance of the Advisory Agreement, 2) a memorandum from the Investment Manager providing certain information requested by the Board pursuant to section 15(c) of the Investment Company Act of 1940, as amended, such as expense information, performance information, compliance information and other information comparing the Fund to other accounts managed by the Investment Manager, 3) a memorandum from an independent consultant, comparing the Fund’s performance and expense ratio to other similarly situated investment companies, a list of which was compiled by the independent consultant (with some input from the Investment Manager), 4) the Investment Manager’s ADV Part 1, 2a and 2b, 5) the Investment Manager’s organizational chart, 6) the Investment Manager’s compliance manual, 7) the Fund’s valuation procedures, and 8) a copy of the current Advisory Agreement. Fund counsel reminded the Board that it was the duty of the Directors to request and evaluate such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

2.	payments to be received by the Investment Manager from all sources in respect of the Fund;

3.	comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

5.	the Investment Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Investment Manager may benefit from soft dollar arrangements;

6.	fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Fund;

7.	information about fees charged by the Investment Manager to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Fund’s portfolio manager and other senior personnel of the Investment Manager;

9.	profitability of the Investment Manager; and

10.	the terms of the Advisory Agreement.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2012

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors.

The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the Advisory Agreement (including their determinations that the Investment Manager should continue to be the investment adviser for the Fund and that the fees payable to the Investment Manager pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. David J. Winters, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also considered the Investment Manager’s performance and risk management in comparison to the Fund’s peers, as well as the Fund’s five-star rating from Morningstar, and noted that the Fund’s three year and five year returns were positive, including as compared to the Fund’s peers. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

Possible Economies of Scale — The Directors considered whether the fee was reasonable in light of the Fund’s assets. The Directors determined that, based on 1) the considerable increase in distribution expenses

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2012

of the Fund paid by the Investment Manager, 2) the experience, reputation and investment philosophy of the portfolio manager, and 3) the continued positive reaction of the market to the Fund and the Investment Manager, the advisory fee continued to be reasonable.

In addition, the Directors noted that although the Fund’s contractual management fee did not include breakpoints, they recognized that 1) the Investment Manager has implemented a management fee waiver to keep total expenses capped, and 2) the Investment Manager had kept the Fund’s other expenses low.

Other Fund Expenses — The Directors also considered the total expense ratio of the Fund in comparison to the expenses of the funds included in the comparison.

The Directors noted that 1) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and, as such, Fund shareholders do not pay sales charges common to many other funds; and 2) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Directors considered that the Investment Manager also pays all of the compensation of the officers of the Fund that are affiliated persons of the Investment Manager, pays a portion of the insurance costs, and paid the total cost of the organization of the Fund (without reimbursement). In addition, the Directors were informed that while the advisory fees received by the Adviser increased in step with the increase in Fund assets, the Adviser’s expenses increased by a material percentage. In particular, the percentage of the platform fees paid to dealers that place the Fund on their platform, paid by the Adviser, increased considerably, and as the shareholder base grows, the portion of such fees paid by the Adviser shall also grow. In particular, it was noted that a significant portion of the Fund’s new sales continue to be channeled through a distribution platform. It was also noted that the Investment Manager does not receive any “fall-out” benefits commonly received by managers of mutual funds that provide transfer agency, distribution or printing services in-house. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was profitable based on the expenses.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2012

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2012 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Q’s may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line in the following table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the following table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2012

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Investor Class
Actual Return	$1,000.00	$1,079.70	$10.04
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.48	$9.73
Institutional Class
Actual Return	$1,000.00	$1,081.00	$8.58
Hypothetical Return (5% return before expenses)	$1,000.00	$1,016.89	$8.31

*	As expressed below, expenses are equal to the Investor Class annualized expense ratio of 1.92% and the Institutional Class annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the half-year period.

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
366

Householding — In an effort to decrease costs, the Fund will reduce the number of duplicate summary prospectuses, annual, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Qualified Dividend Income/Dividends Received Deduction — For the fiscal year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Wintergreen Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2012 was as follows:

Wintergreen Fund	100.00%

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2012

Directors and Officers of the Fund

The Board is responsible for managing the Fund’s business affairs and exercising all the Fund’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473).

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Independent Directors
Nathan Adler Year Born: 1938 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Retired. Consultant to Ernst & Young from 2000-2003.	None
Bradden Backer Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Attorney, Albrecht Backer, Labor and Employment Law, S.C., 2009- Present; Of Counsel, Friebert, Finerty & John, S.C. (law firm) from 2004-2009.	None
John Y. Keffer Year Born: 1942 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Chairman, Atlantic Fund Administration, LLC (a fund services company) since 2008.	Forum Funds (registered investment company)
John Wakely Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Owner of the Angel’s Share Ltd. (luxury goods and beverage sector consultants, previously L&B Advisors) since 2003.	None

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2012

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Officers
Richard J. Berthy Year Born: 1958 Three Canal Plaza, Suite 100 Portland, ME 04101	President	Since 2009	Chief Executive Officer, Foreside Financial Group, LLC since 2012; President, Foreside Financial Group, LLC 2008-2012; Chief Administration Officer, Foreside Financial Group, LLC from 2005-2008. Mr. Berthy serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
David J. Winters Year Born: 1962 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President	Since 2005	Managing Member and Chief Executive Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Elizabeth N. Cohernour Year Born: 1950 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President/ Secretary	Since 2005	Chief Operating Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Steven Graff Year Born: 1973 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2005	Business Operations and Technology, Wintergreen Advisers, LLC since 2005.	Not Applicable
Anthony DiGioia Year Born: 1974 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2006	Portfolio Operations, Wintergreen Advisers, LLC since 2005.	Not Applicable

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2012

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Susan C. Mosher Year Born: 1955 Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	Since 2009	President, Foreside Alternative Investment Services, LLC since 2009;Chief Compliance Officer, Coast Asset Management LLC 2007-2009. Ms. Mosher serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
Trudance L.C. Bakke Year Born: 1971 Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	Since 2009	Chief Financial Officer, Foreside Financial Group, LLC, since 2011; Director, Foreside Management Services, LLC 2006-2011. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
Joseph Bree Year Born: 1972 615 E. Michigan Street Milwaukee, WI 53202	Vice President/ Assistant Secretary	Since 2008	Finance Director, U.S. Bancorp Fund Services, LLC since 2007; Chief Financial Officer, Quasar Distributors LLC, since 2008.	Not Applicable
Kevin Graff Year Born: 1978 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Assistant Vice President	Since 2010	Portfolio Operations and Technology, Wintergreen Advisers, LLC since 2006.	Not Applicable
James Atwood Year Born: 1965 Three Canal Plaza Suite 100 Portland, ME 04101	Anti-Money Laundering Officer	Since 2010	Compliance Analyst, Foreside Compliance Services, LLC since 2007.	Not Applicable

Privacy Policy

This is our policy as of October 2005. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birthdate); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not Part of the Annual Report)

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

(a) As of the end of the period, December 31, 2012, Wintergreen Fund, Inc. (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

(b) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(e) Not applicable.

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

At a regular meeting of the Board of Directors held on September 12, 2005, the Board determined that Nathan Adler, an independent Director, qualified as an “Audit Committee financial expert” to serve on the Audit Committee. At a regular meeting of the Board of Directors held on December 4, 2012, the Board determined that Mr. Adler continues to qualify as an “Audit Committee financial expert” to serve on the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,500 in 2011 and $41,000 in 2012.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 $0 in 2011 and $0 in 2012.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $6,200 in 2011 and $6,200 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees – There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Committee shall be directly responsible for the appointment, termination, compensation, and oversight of the work of the principal accountant (including resolution of disagreements between the Fund’s management and the principal accountants) and shall pre-approve all (i) audit services and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”) rendered to by the principal accountant to the Registrant and (ii) all permissible non-audit services rendered by the principal accountants to the Registrant’s investment adviser or its affiliates if such engagement relates to the operations and financial reporting of the Registrant.

(e) (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $6,200 in 2011 and $6,200 in 2012. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers the fees paid to the auditors by the Registrant’s investment adviser and its affiliates for audit and non-audit services, to the extent applicable, when assessing the Auditor’s independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Wintergreen Fund, Inc.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date	February 26, 2013

By	/s/ Trudance L. C. Bakke
Trudance L. C. Bakke, Principal Financial Officer

Date	February 26, 2013